                                                                 Exhibit 10.10.1


                               FIRST AMENDMENT
                                     TO
              AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT


       This First Amendment to the Amended and Restated Pooling and Servicing Agreement dated as of December 15, 1992 is among PRIME RECEIVABLES CORPORATION (the "Transferor"), a national banking corporation and CHEMICAL BANK, as Trustee (in such capacity, the "Trustee").

                               W I T N E S S E T H

       WHEREAS, the Transferor, the Servicer and the Trustee entered into an Amended and Restated Pooling and Servicing Agreement as of December 15, 1992 (the "Pooling and Servicing Agreement");

       WHEREAS, the Transferor, the Servicer and the Trustee wish to amend
Schedule 2 of the Pooling and Servicing Agreement;

       WHEREAS, Section 13.01 of the Pooling and Servicing Agreement permits the amendment of Schedules subject to certain conditions;

       NOW THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

       1. Schedule 2 as attached to the Pooling and Servicing Agreement is hereby deleted in its entirety and Schedule 2 attached hereto is substituted therefor.

       2. Attached hereto is an Opinion of Counsel stating that the amendment to the Pooling and Servicing Agreement affected by this Second Amendment does not adversely affect in any material respect the interests of the Certificateholders.

       3. The Pooling and Servicing Agreement, as amended by this Second Amendment shall continue in full force and effect among the parties hereto.

       IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                         PRIME RECEIVABLES CORPORATION


                         By     /s/ Susan R. Robinson
                           ----------------------------
                         Title        President
                              -------------------------



                         FDS NATIONAL BANK


                         By     /s/ Susan P. Storer
                           ----------------------------
                         Title     CFO & Treasurer
                              -------------------------


                         CHEMICAL BANK


                         By
                           ----------------------------
                         Title
                              -------------------------









10kexhib.10101.doc

                                                        Schedule II
                        List of Lock-box Accounts
                        -------------------------

Star Bank Corporation                      Burdines              480-366-723
P.O. Box 1038                              Dept. 4500
425 Walnut Street                          Cincinnati, OH
Cincinnati, OH                             45274-4500
45201-1036

                                           Jordan Marsh         480-381-1425
                                           P.O. Box 8079
                                           Mason, Ohio
                                           45040-8079

PNC Bank                                   The Bon Marche       426-002-7019
201 East 5th Street                        P.O. Box 8080
Cincinnati, OH                             Mason, Ohio
45201-1198                                 45040-8080

                                           Stern's              419-000-2709
                                           P.O. Box 8081
                                           Mason, Ohio
                                           45040-8081

                                           Lazarus              411-017-5133
                                           P.O. Box 4504
                                           Mason, Ohio
                                           45040-4504


AmSouth Bank, N.A.                         Bloomingdale's         88-419-622
1900 Fifth Ave., North                     P.O. Box 11407
Birmingham, AL                             Drawer 0018
35203                                      Birmingham, AL
                                           35245-0018

                                           Rich's                 01-579-282
                                           P.O. Box 11407
                                           Drawer 0001
                                           Birmingham, AL
                                           35245-0001

                                           Goldsmith's            73-233-579
                                           P.O. Box 11407
                                           Drawer 0012
                                           Birmingham, AL
                                           35245-0012

                                Abraham & Straus                69-116-059
                                P.O. Box 11407
                                Drawer 0008
                                Birmingham, AL
                                35245-0008

The Fifth Third Bank            Lazarus                         715-27336
38 Fountain Square Plaza        P.O. Box 0064
Cincinnati, OH                  Cincinnati, OH
45263                           45274-0064

FEDERATED                        7 West Seventh Street, Cincinnati, Ohio 45202
DEPARTMENT STORES, INC.



                                                        (513) 579-7560



                                           December 17, 1993


Prime Receivables Corporation
4705 Duke Drive
Mason, Ohio  45220


       Re: Prime Receivables, Inc. Amended and Restated Pooling & Servicing Agreement dated as of December 15, 1992 (the "Agreement")
              ---------------------------------------------------------

Ladies and Gentlemen:

              As General Counsel of Federated Department Stores, Inc., a Delaware corporation, the ultimate parent of Prime Receivables Corporation, a Delaware corporation ("Prime"), I have acted as counsel to Prime in connection with the Second Amendment to the Agreement and the substitution of Schedule 2 of the Agreement.

              I have examined such documents, records and matters of law as I have deemed necessary for purposes of this opinion. Based thereon, I am of the opinion that:

              The First Amendment to the Agreement and the deletion of the current Schedule 2 to the Agreement and substitution therefor with an amended
Schedule 2 do not, in accordance with Section 13.01 of the Agreement, adversely affect in any material respect the interest of any of the Investor Certificateholders, as such term is defined in the Agreement.


                                           Very truly yours,

                                           /s/ Dennis J. Broderick

                                           Dennis J. Broderick

dkm550.doc